FOR IMMEDIATE RELEASE                        Contact:         Timothy N. Jenson
                                                        Chief Executive Officer
                                                                 (310) 615-6850

                                                             Allyson Vanderford
                                                      Vice President of Finance
                                                                 (310) 535-4365

                      MERISEL REPORTS THIRD-QUARTER RESULTS

EL SEGUNDO, Calif. (October 29, 2003) -- Merisel, Inc. (Nasdaq:MSEL) today announced results for its third quarter ended September 30, 2003. The company reported net income available to common stockholders of $683,000, or $0.09 per share, on sales of $25.4 million, a 22% increase from net sales of $20.7 million for the third quarter of 2002. For the same period of 2002, the Company reported net income available to common stockholders of $883,000 or $0.11 per share. Results for both periods were favorably affected by adjustments related to the wind-down of the U.S. hardware distribution business and other items not related to the on-going operations of the software licensing business, which increased net income by $895,000 and $2,015,000 in the three months ended September 30, 2003 and 2002, respectively.

Favorable adjustments for the quarter ended September 30, 2003 include $2,448,000 in partial settlement of a bankruptcy claim the Company filed in July 2000 related to certain indemnifications and guarantees obtained from the purchaser of certain of the Company's subsidiaries and $1,350,000 collected in relation to various settlements with discontinued vendors and customers. These gains were partially offset by a $1,800,000 charge related to the impairment of certain other long-term assets, an $889,000 charge taken in relation to certain estimated state sales tax liabilities and a $214,000 restructuring charge taken in relation to certain real property lease requirements.

For the nine months ended September 30, 2003, the company reported net income available to common stockholders of $1,329,000, or $0.17 per share, on sales of $68.5 million, a 26% increase from net sales of $54.3 million for the same period of 2002. For the first nine months of 2002 net income available to common stockholders was $1,062,000, or $0.13 per share.

 "Overall, we are pleased with our sales growth over the past year despite ongoing competitive margin pressures," said Tim Jenson, Merisel's chief executive officer. "We will continue to focus on improving our market position as a software solution provider while pursuing acquisition opportunities that will further increase shareholder value."

Except for the historical information contained herein, the matters discussed in this news release constitute forward-looking information that involves risks and uncertainties. Merisel's actual results could differ materially from those indicated by the forward-looking information. Among the factors that could impact actual results are demand trends in the computer products industry, competitive issues, changes in manufacturer terms and conditions, and other items detailed in the company's SEC filings.

Merisel, Inc. is a provider of software licensing products to resellers throughout the U.S. Visit Merisel at www.merisel.com.
                                        ---------------

                                       # # #

                            (Financial tables follow)


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                          MERISEL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                           Three Months Ended                        Nine Months Ended
                                                              September 30,                            September 30,

                                                        2003                 2002                2003                  2002
                                                   ---------------     ----------------    ------------------    -----------------

Net sales                                            $25,370              $20,714               $68,498              $54,332

Cost of sales                                         24,524               18,057                65,776               48,856
                                                   ---------------     ----------------    ------------------    -----------------

Gross profit                                             846                2,657                 2,722                5,476

Selling, general & administrative expenses             1,251                2,443                 2,924                6,032
Restructuring charge                                     214                                        422                  245
Impairment charge                                      1,800                                      1,800
                                                   ---------------     ----------------    ------------------    -----------------
Operating income (loss)                               (2,419)                 214                (2,424)                (801)

Interest income, net                                     719                  582                 1,815                1,392
Other income, net                                      2,449                   53                 2,467                  137
                                                   ---------------     ----------------    ------------------    -----------------

Income from operations before income taxes and
discontinued operations                                  749                  849                 1,858                  728

Income tax benefit                                       315                  338                   591                  258
                                                   ---------------     ----------------    ------------------    -----------------

Income from operations before discontinued             1,064                1,187                 2,449                  986
operations

Discontinued operations:
  Income from discontinued operations                                          49                                      1,115
                                                   ---------------     ----------------    ------------------    -----------------
Net income                                            $1,064               $1,236                $2,449               $2,101
                                                   ===============     ================    ==================    =================

Preferred stock dividends                                381                  353                 1,120                1,039
                                                   ---------------     ----------------     -----------------    -----------------
Net income available to common stockholders             $683                 $883                $1,329               $1,062
                                                   ===============     ================    ==================    =================

Net income (loss) per share (basic and diluted):
  Income (loss) from continuing operations less
preferred dividends                                  $   .09              $   .11              $    .17            $    (.01)


  Income from discontinued operations                                                                                    .14
                                                   ---------------     ----------------    ------------------    -----------------
  Net income available to common stockholders        $   .09              $   .11               $   .17             $    .13
                                                   ===============     ================    ==================    =================

Weighted average number of shares
  basic and diluted                                    7,616                7,707                 7,617                7,773

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                          MERISEL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, Except Share Data)
                                   (Unaudited)



                                                                                  September 30,            December 31,
                                                                                      2003                     2002
                                                                              ----------------------   ----------------------
                                   ASSETS

Current assets:
     Cash and cash equivalents............................................... $        44,479          $       46,795
     Accounts receivable (net of allowances of $1,186 and $1,185 at
       September 30, 2003 and December 31, 2002, respectively)                         18,077                  21,664
     Prepaid expenses and other current assets...............................              29                     168
                                                                              ----------------------   ----------------------
          Total current assets...............................................          62,585                  68,627
Property and equipment, net..................................................             883                     883
Other assets...................................................................         1,628                   3,334
                                                                              ----------------------   ----------------------

     Total assets............................................................ $        65,096          $       72,844
                                                                              ======================   ======================


                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable........................................................ $        11,949          $       18,157
     Accrued liabilities.....................................................           8,223                  12,408
                                                                              ----------------------   ----------------------
          Total current liabilities..........................................          20,172                  30,565

Long-term liabilities                                                                     661                     529

Stockholders' equity:
     Convertible preferred stock, $.01 par value; authorized
        1,000,000 shares; 150,000 shares issued and outstanding..............          19,488                  18,368
     Common stock, $.01 par value; authorized 150,000,000 shares;
        8,026,364 and 8,026,375 shares issued at September 30,  2003 and December 31, 2002, respectively; 7,616,384 and
        7,619,095 shares outstanding at September 30, 2003 and
        December 31, 2002, respectively......................................              76                      76
respectively
     Additional paid-in capital..............................................         278,694                 279,814
     Accumulated deficit.....................................................        (253,110)               (255,559)
     Treasury stock..........................................................            (847)                   (840)
     Accumulated other comprehensive loss....................................             (38)                   (109)
                                                                              ----------------------   ----------------------
          Total stockholders' equity.........................................          44,263                  41,750
                                                                              ----------------------   ----------------------
     Total liabilities and stockholders' equity.............................. $        65,096          $       72,844
                                                                              ======================   ======================
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